Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Joshua S. Siegel, Chief Executive Officer & Chairman of the Board of StoneCastle Financial Corp. (the “Registrant”), certify that:

1.                        The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	03/05/2015	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer &
Chairman of the Board
(principal executive officer)

I, Patrick J. Farrell, Chief Financial Officer of StoneCastle Financial Corp. (the “Registrant”), certify that:

1.                        The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	03/05/2015	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)